UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2012

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 25, 2012, Coinstar, Inc. (“Coinstar”) issued a press release regarding the completed Asset Purchase (as defined in Item 8.01 below) and, in connection therewith, provided certain financial information for full year 2012 relating to the expected impact of the Asset Purchase. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of Coinstar under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On June 22, 2012, Redbox Automated Retail, LLC (“Redbox”), a Delaware limited liability company and wholly owned subsidiary of Coinstar, a Delaware corporation, and NCR Corporation (“NCR”), a Maryland corporation, completed the transactions contemplated by the Asset Purchase Agreement, dated as of February 3, 2012, as amended, by and between Redbox and NCR (the “Agreement”). Pursuant to the Agreement, Redbox acquired certain assets of NCR related to NCR’s self-service entertainment DVD kiosk business (the “Asset Purchase”). The purchased assets include, among others, self-service DVD kiosks, DVD inventory, intellectual property, and certain related contracts, including with certain retailers. In consideration, Redbox paid NCR $100 million and assumed certain liabilities of NCR related to the purchased assets. It is expected that the transactions will be recorded as a business combination in Coinstar’s financial statements.

In connection with the Asset Purchase, Coinstar and NCR entered into a Manufacturing and Services Agreement, dated as of June 22, 2012, pursuant to which Coinstar, Redbox or an affiliate will purchase goods and services from NCR. For a period of five years from June 22, 2012, Coinstar will pay NCR for goods and services delivered. At the end of the five-year period, if the aggregate amount paid in margin to NCR for goods and services delivered equals less than $25 million, Coinstar will pay NCR the difference between such aggregate amount and $25 million.

In addition, in order to provide for an orderly transition of ownership and operation of the purchased assets, Redbox and NCR entered into a Transition Services Agreement, dated as of June 22, 2012, pursuant to which Redbox and NCR will provide certain transition services to one another relating to the operation of the purchased DVD kiosks for a period of one year from the agreement date. These self-service DVD kiosks will be temporarily operated under the Blockbuster Express brand until the kiosks are deinstalled or replaced by Redbox kiosks. The Blockbuster Express brand is licensed to NCR by the BB 2009 Trust and has been sublicensed to Redbox by NCR in connection with the Asset Purchase. Neither NCR nor Redbox are affiliated with Blockbuster L.L.C.

The foregoing summary is qualified in its entirety by reference to the text of the Agreement, filed as an exhibit to Coinstar’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, and the amendment thereto to be filed with Coinstar’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “anticipate,” “estimate,” “will” and “believe,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Forward-looking statements are not guarantees of future events, results, performance, or conditions. The forward-looking statements in this Current Report, including those relating to payments and performance relating to the various agreements and anticipated growth and future operating results and condition, including the expected impact of the

Asset Purchase on diluted earnings per share from continuing operations and capital expenditures and whether and when the transactions will be accretive, are only predictions based on the current intent and expectations of the management of Coinstar and Redbox, and actual events, results, performance, and conditions may be materially different from those expressed or implied in those statements. Differences may result from actions taken by Coinstar or Redbox, as well as from risks and uncertainties beyond Coinstar’s and Redbox’s control, including those relating to NCR. Such risks and uncertainties include, but are not limited to, the business needs and third-party relationships of Coinstar and Redbox, the integration of the assets purchased in the Asset Purchase into the Redbox business and related expenses, the time required to transition kiosks, unexpected post-closing acquisition-related and transactions costs, receipt of the benefits expected from the transactions during the periods in which we expect to receive such benefits, the accounting requirements relating to the transactions, competition from other digital entertainment providers, the termination, non-renewal or renegotiation on materially adverse terms of our contracts with our significant retailers and suppliers, payment of increased fees to retailers, suppliers and other third-party providers, including financial service providers, the inability to receive delivery of DVDs on the date of their initial release to the general public, or shortly thereafter, for home entertainment viewing, the effective management of our content library, the ability to attract new retailers, penetrate new markets and distribution channels and react to changing consumer demands, the ability to achieve the strategic and financial objectives for our entry into new or expansion of our businesses, the ability to use third-party intellectual property, and actions resulting from federal, state, local and other laws and regulations or taken by governing bodies. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect Coinstar and Redbox, please review “Risk Factors” and other disclosures described in Coinstar’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), as well as other public filings with the SEC. These forward-looking statements reflect Coinstar’s expectations as of the date of this Current Report. Coinstar undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 25, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: June 25, 2012	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 25, 2012